SUPPLEMENT TO THE PROSPECTUSES OF
FIDELITY RETIREMENT RESERVES®,
FIDELITY INCOME ADVANTAGE® AND
FIDELITY LIFETIME RESERVESSM,
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

SUPPLEMENT TO THE PROSPECTUSES OF
RETIREMENT RESERVES AND INCOME ADVANTAGE,
ISSUED BY EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("EFILI")

EACH DATED APRIL 30, 2004

The following new subsection is added within the "Trading Among Variable Subaccounts"section of each prospectus:

Short Term Trading

Short term trading risk. Frequent exchanges among Investment Options by contract owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. There is also the risk that the fund's policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. For example, shareholders in the fund may be acting on behalf of multiple undisclosed investors whose individual trades are not disclosed to the fund; short-term trading by these investors is likely to go undetected by the fund.

The insurance-dedicated mutual funds available through the Investment Options are also available in products issued by other insurance companies. These funds carry a significant risk that short-term trading may go undetected. The funds themselves generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by contract owners. As outlined below, FILI and EFILI have adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. Please review the mutual funds' prospectuses for specific information about the funds' short-term trading policies and risks.

FILI and EFILI Policies and Procedures regarding frequent trading. FILI and EFILI do not authorize market timing. FILI and EFILI have adopted policies and procedures designed to discourage frequent trading (i.e. frequent transfers or exchanges of contract value) as described below. If requested by the underlying mutual funds, FILI and EFILI will consider additional steps to discourage frequent trading of shares of those funds, not inconsistent with the policies and procedures described below.

Contract Owners who engage in frequent trading may be subjected to temporary or permanent restrictions on future purchases or exchanges in the Fund, and potentially in all Fidelity Funds. Further, Contract Owners who have engaged in frequent trading in other Fidelity Funds - or in Other Funds - may be subjected to temporary or permanent restrictions on purchases or exchanges in those funds. FILI and EFILI may alter their policies, in any manner not inconsistent with the terms of the Contract, at any time without notice to Contract Owners.

Although there is no minimum holding period and Contract Owners can make withdrawals or exchanges out of any Investment Option at any time, Contract Owners may ordinarily comply with FILI and EFILI's policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or exchange out of that Investment Option.

In addition, each underlying mutual fund reserves the right to reject the Variable Account's entire purchase or exchange transaction at any time, which would make FILI and EFILI unable to execute Contract Owner purchase, withdrawal or exchange transactions involving that fund on that trading day. FILI and EFILI's policies and procedures do not guarantee that the mutual funds will not reject Variable Account orders.

Frequent Trading Policies and Procedures. FILI and EFILI have adopted policies and procedures related to exchanges among Investment Options that are set out below.

FILI and EFILI's Monitoring and Restriction Policy. Frequent trading activity is measured by the number of roundtrip transactions by a Contract Owner. A roundtrip transaction occurs when an Owner makes an allocation or exchange into an Investment Option followed by a withdrawal or exchange out of the same Investment Option within 30 days. Contract Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Contract over a rolling 12 month period.

Contract Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or exchanges into that Investment Option, through any means, for 85 days. Contract Owners who complete a fourth (or higher) roundtrip transaction within any rolling 12 month period after having received an Investment Option block or warning letter or both, even if the roundtrips occur in two or more different Investment Options, will have a U.S. Mail-Only Trade Restriction imposed on all FILI and EFILI contracts/policies that they own. This restriction will stay in effect for 12 months. If a Round Trip Violation occurs in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is re-started and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership.

FILITMG-04-01 December 7, 2004
1.809593.100

FILI and EFILI further reserve the right to reject specific transactions or impose restrictions as described above in respect of any Contract owned or controlled commonly with a Contract subject to the above restrictions, or in respect of any Contract owned or controlled commonly by a person who is the subject of complex-wide block by the Fidelity Funds.

Exceptions. FILI and EFILI have approved the following exceptions to the frequent trading policy:

(1) Transactions in the Money Market Investment Option;

(2) For Fidelity Retirement Reserves, Retirement Reserves, and Fidelity Lifetime Reserves Only: Transactions of $1,000 or less will not count toward the roundtrip limits (both ends of the roundtrip must exceed this threshold);

(3) Dollar cost averaging, automatic rebalancing, automatic annuity builder and annuity payments will not count toward an Investment Option's roundtrip limits;

(4) FILI and EFILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency." There is no assurance that FILI or EFILI will do so or that, if it does so, the underlying mutual funds will be protected from the risks associated with frequent trading.

No other exceptions will be allowed. The Frequent Trading procedures will be applied consistently to all contract owners.

In addition, each prospectus is amended by adding the following language at the end of the section entitled "Charges" or "Charges and Deductions":

The Company or its insurance agency affiliate receives annual compensation of up to 0.40% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the funds' advisers or their affiliates. These payments are not contract charges, and do not increase the fund or contract charges described in this section or in the Fee Table.